EXHIBIT 23.3

                         CONSENT OF ARTHUR ANDERSEN LLP


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated October 8, 1998 included in Community Federal Bancorp, Inc.'s Form 10-K/A for the year ended September 30, 1998 and to all references to our Firm included in or made a part of this Registration Statement.



                                        /s/ Arthur Andersen LLP

                                        ARTHUR ANDERSEN LLP

Birmingham, Alabama
August 20, 1999